                                                                    Exhibit 24.1


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of N-Viro International Corporation, a Delaware corporation (the "Company"), that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 158,000 shares of the Company's Common Stock, $.01 par value, hereby constitutes and appoints J. PATRICK NICHOLSON and JAMES K. McHUGH his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the NASDAQ National SmallCap Market System and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 1st day of June, 1998.


                                                            /s/ Bobby B. Carroll
                                                            --------------------
                                                                Bobby B. Carroll
                                                                        Director

                                                                    Exhibit 24.1



                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of N-Viro International Corporation, a Delaware corporation (the "Company"), that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 158,000 shares of the Company's Common Stock, $.01 par value, hereby constitutes and appoints MICHAEL G. NICHOLSON and JAMES K. McHUGH his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the NASDAQ National SmallCap Market System and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 1st day of June, 1998.


                                                        /s/ J. Patrick Nicholson
                                                        ------------------------
                                                            J. Patrick Nicholson
                                                                        Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of N-Viro International Corporation, a Delaware corporation (the "Company"), that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 158,000 shares of the Company's Common Stock, $.01 par value, hereby constitutes and appoints J. PATRICK NICHOLSON and JAMES K. McHUGH his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the NASDAQ National SmallCap Market System and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 1st day of June, 1998.


                                                         /s/ Wallace G. Irmscher
                                                         -----------------------
                                                             Wallace G. Irmscher
                                                                        Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of N-Viro International Corporation, a Delaware corporation (the "Company"), that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 158,000 shares of the Company's Common Stock, $.01 par value, hereby constitutes and appoints J. PATRICK NICHOLSON and JAMES K. McHUGH his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the NASDAQ National SmallCap Market System and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 1st day of June, 1998.


                                                      /s/ Charles B. Kaiser, Jr.
                                                      --------------------------
                                                          Charles B. Kaiser, Jr.
                                                                        Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of N-Viro International Corporation, a Delaware corporation (the "Company"), that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 158,000 shares of the Company's Common Stock, $.01 par value, hereby constitutes and appoints J. PATRICK NICHOLSON and JAMES K. McHUGH his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the NASDAQ National SmallCap Market System and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 1st day of June, 1998.


                                                          /s/ Frederick H. Kurtz
                                                          ----------------------
                                                              Frederick H. Kurtz
                                                                        Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of N-Viro International Corporation, a Delaware corporation (the "Company"), that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 158,000 shares of the Company's Common Stock, $.01 par value, hereby constitutes and appoints J. PATRICK NICHOLSON and JAMES K. McHUGH his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the NASDAQ National SmallCap Market System and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 1st day of June, 1998.


                                                              /s/ Terry J. Logan
                                                              ------------------
                                                                  Terry J. Logan
                                                                        Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of N-Viro International Corporation, a Delaware corporation (the "Company"), that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 158,000 shares of the Company's Common Stock, $.01 par value, hereby constitutes and appoints J. PATRICK NICHOLSON and JAMES K. McHUGH his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the NASDAQ National SmallCap Market System and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 1st day of June, 1998.


                                                        /s/ B.K. Wesley Copeland
                                                        ------------------------
                                                            B.K. Wesley Copeland
                                                                        Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of N-Viro International Corporation, a Delaware corporation (the "Company"), that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 158,000 shares of the Company's Common Stock, $.01 par value, hereby constitutes and appoints J. PATRICK NICHOLSON and JAMES K. McHUGH his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the NASDAQ National SmallCap Market System and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 1st day of June, 1998.


                                                        /s/ Michael G. Nicholson
                                                        ------------------------
                                                            Michael G. Nicholson
                                                                        Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of N-Viro International Corporation, a Delaware corporation (the "Company"), that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 158,000 shares of the Company's Common Stock, $.01 par value, hereby constitutes and appoints J. PATRICK NICHOLSON and JAMES K. McHUGH his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the NASDAQ National SmallCap Market System and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 1st day of June, 1998.


                                                             /s/ James D. O'Neil
                                                             -------------------
                                                                 James D. O'Neil
                                                                        Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of N-Viro International Corporation, a Delaware corporation (the "Company"), that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act up to 158,000 shares of the Company's Common Stock, $.01 par value, hereby constitutes and appoints J. PATRICK NICHOLSON and MICHAEL G. NICHOLSON his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the NASDAQ National SmallCap Market System and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 1st day of June, 1998.


                                                             /s/ James K. McHugh
                                                             -------------------
                                                                 James K. McHugh
                                                                        Director